TACTICAL INVESTMENT SERIES TRUST

TFA Tactical Income Fund

Class I: TFAZX

Tactical Growth Allocation Fund

Class I: TFAFX

TFA Quantitative Fund

Class I: TFAQX

TFA AlphaGen Growth Fund

Class I: TFAGX

Supplement dated June 6, 2024

to the Fund’s Statement of Additional

Information (“SAI”) dated April 29, 2024

The following information replaces the Portfolio Manager table under the sub-heading “Investment Adviser” under the heading “Investment Advisory Services” on page 23 of the Tactical Investment Series Trust’s SAI.

Portfolio Manager	Account Type	Performance-Based Fees		Non-Performance-Based Fees
		Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joe Maas (Income and Growth Funds)	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	25	$20,000,000	0	$0

David Moenning (All Funds)	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	3	$120,000,000

Jeff Pietsch (All Funds)	Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	401	$152,190,000

Vance Howard (Growth Fund and Quantitative Fund)	Registered Investment Company	0	$0	14,304	$3,493,043,758
	Other Pooled Investment Vehicles	0	$0	1	$896,784
	Other Accounts	0	$0	7	$1,738,437,174

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You should read this Supplement in conjunction with the Prospectus and SAI dated April 29, 2024, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (833) 974-3787.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE